Exhibit 10.1

Space Above This Line for Recording Data

Modification and Extension Agreement

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

Effective Date:	April 1, 2024

Holder of Note and Lien:	AUSTERRA STABLE GROWTH FUND, LP

Holder’s Mailing Address:	c/o Stallion Funding, LLC
10119 Lake Creek Pkwy., Ste. 202
Austin, Texas 78729

Obligor:	LV PENINSULA HOLDING, LLC, a Texas limited liability company

Obligor’s Mailing Address:	990 Biscayne Blvd., Suite 501
Miami, Florida 33132

Note Date: March 30, 2023

Original principal amount: $5,000,000.00

Borrower:	LV PENINSULA HOLDING, LLC, a Texas limited liability company

Lender:	AUSTERRA STABLE GROWTH FUND, LP

Unpaid Principal on Note: $5,000,000.00

Lien Documents:

General Warranty Deed recorded in Document No. 2023034846, Official Public Records of Travis County, Texas.

Deed of Trust and Security Agreement recorded in Document No. 2023034847, Official Public Records of Travis County, Texas.

Property (including any improvements):

Tract I:

Being that certain tract of land stated to contain 59.3712 acres, more or less, out of the K. BALDWIN SURVEY NO. 600, ABST 90, Travis County, Texas; and out of a portion of Lot 1, AMENDED PLAT OF THE COVE AT LAGO VISTA, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Volume 87, Page 174C, Plat Records of Travis County, Texas. Said 59.3712 acre tract being more particularly described by metes and bounds in Exhibit “A” attached hereto and made a part hereof.

Tract II: Addressed in extension document, dated of even date, and recorded contemporaneously with this document in the Official Public Records of Bryan County, Oklahoma.

Together with all personal property described in the above-referenced deed of trust.

Maturity Date of Note: April 1, 2025

Modified Terms: Interest rate is changed to a fixed Seventeen and 00/100 Percent (17.00%) effective date of this document.

Extension Fee: As consideration for this Modification and Extension Agreement, Obligor agrees to pay Stallion Funding, LLC an extension fee of FIFTY-THOUSAND and 00/100 DOLLARS ($50,000.00), the receipt of which is hereby acknowledged.

Additional Modified Terms: None

Obligor’s Covenants and Warranties

The Note is secured by liens against the Property. Whether Obligor is primarily liable on the Note or not, Obligor nevertheless agrees to pay the Note and comply with the obligations expressed in the Lien Documents.

For value received, Obligor renews the Note and promises to pay to the order of Holder of Note and Lien, according to the Modified Terms, the Unpaid Principal and Interest on Note. All unpaid amounts are due by the Maturity Date of Note. Obligor also extends the liens described in the Lien Documents.

The Note and the Lien Documents continue as written, except as provided in this agreement.

As a material inducement to Mortgagee to execute this agreement, Obligor warrants to Holder of Note and Lien that the Note and the Lien Documents, as modified, are valid and enforceable and represents that they are not subject to rights of offset, rescission, or other claims.

When the context requires, singular nouns and pronouns include the plural.

OBLIGOR:

LV PENINSULA HOLDING, LLC,
a Texas limited liability company

By:	/s/ Nicolai Brune
NICOLAI BRUNE,
CFO and Authorized Agent

THE STATE OF Florida

COUNTY OF Seminole

This instrument was acknowledged before me on the 2nd day of April, 2024, by NICOLAI BRUNE, CFO and Authorized Agent, of LV PENINSULA HOLDING, LLC, a Texas limited liability company, on behalf of said limited liability company.

/s/ Deanna Faye Davis
Notary Public, State of Florida

HOLDER:

AUSTERRA STABLE GROWTH FUND, LP,
a Texas limited partnership

By:	AUSTERRA WEALTH MANAGEMENT, LLC
a Texas limited liability company

Its: General Partner

By:	/s/ Mark C. Holland
MARK C. HOLLAND, Managing Member

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 3rd day of April, 2024 by MARK C. HOLLAND, Managing Member of AUSTERRA WEALTH MANAGEMENT, LLC, a Texas limited liability company, it being the General Partner of AUSTERRA STABLE GROWTH FUND, LP, a Texas limited partnership, on behalf of said entities.

/s/ Megan Haerst
Notary Public, State of Texas

PREPARED BY:	AFTER RECORDING RETURN TO:

Law Office of Ben Williams, PLLC	Stallion Funding, LLC
10119 Lake Creek Pkwy, Ste 201	10119 Lake Creek Pkwy, Ste 202
Austin, TX 78729	Austin, TX 78729